UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2012

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)

Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number: 000-52594

300, 625 - 11th Avenue S.W.
Calgary, Alberta, Canada T2R 0E1
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 7, 2012, Gran Tierra Energy Inc. filed a Current Report on Form 8-K, which had been signed by James Rozon, its Chief Financial Officer, but the filed report inadvertently did not contain his conformed signature. This Amendment No. 1 to the Current Report is being filed to refile the Current Report in its entirety with Mr. Rozon’s conformed signature included.

Item 2.02. Results of Operations and Financial Condition.

On August 7, 2012, Gran Tierra Energy Inc. issued a press release announcing Gran Tierra Energy’s financial results for the quarter ended June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein in its entirety.

The information in this Item 2.02 and in Exhibit 99.1 attached to this report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing by Gran Tierra Energy under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language contained in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued on August 7, 2012, announcing financial results of Gran Tierra Energy Inc. for the quarter ended June 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2012	GRAN TIERRA ENERGY INC.

	By:	/s/ James Rozon
James Rozon
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on August 7, 2012, announcing financial results of Gran Tierra Energy Inc. for the quarter ended June 30, 2012